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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2003 (July 17, 2003)

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Utah	0-8771	87-0278175
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
600 Komas Drive, Salt Lake City, Utah (Address of Principal Executive Offices)		84108 (Zip Code)

Registrant's telephone number, including area code (801) 588-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
Exhibits.

Exhibit Number	Description
99.1	Evans & Sutherland Computer Corporation Press Release, dated July 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

        On July 17, 2003, Evans & Sutherland Computer Corporation ("Evans & Sutherland") issued a press release announcing its financial results for the three and six months ended June 27, 2003. The full text of the press release issued by Evans & Sutherland on July 17, 2003 is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS & SUTHERLAND COMPUTER CORPORATION
Date: July 17, 2003	/s/ E. THOMAS ATCHISON E. Thomas Atchison Vice President, Chief Financial Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Evans & Sutherland Computer Corporation Press Release, dated July 17, 2003.

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
EXHIBIT INDEX